Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)
The following quarterly financial data are unaudited, but in the opinion of management include all necessary adjustments for a fair presentation of the interim results. The company’s results are subject to significant seasonal variations and interim results are not indicative of the results of operations for the full fiscal year. The company’s results during the third and fourth quarters are generally weaker than in the first half of the year due to increased availability of competing fruits and resulting lower banana prices, as well as seasonally lower consumption of salads in the fourth quarter.
Per share results include the effect, if dilutive, of the assumed conversion of the Convertible Notes, options, warrants and other stock awards into common stock during the period presented. The effects of assumed conversions are determined independently for each respective quarter and year and may not be dilutive during every period due to variations in net income (loss) and average stock price. Therefore, the sum of quarterly per share results will not necessarily equal the per share results for the full year. For the quarters ended December 31, 2011 and 2010, the shares used to calculate diluted EPS would have been 46.4 million and 45.9 million, respectively, if the company had generated net income. For the quarters ended September 30, 2011 and 2010 and quarter ended March 31, 2010, the shares used to calculate diluted EPS would have been 46.3 million, 45.6 million and 45.9 million, respectively, if the company had generated net income.
In the fourth quarter of 2010, the company recognized out of period adjustments primarily related to two items. One adjustment related to tariff costs of $5 million, of which $3 million should have been recognized in 2008 and earlier and the remainder in the first three quarters of 2010. The other related to insurance receipts of $2 million recognized in the first three quarters of 2010, which should have been recorded as a deferred gain. These adjustments decreased net income by $7 million in the fourth quarter of 2010. The collective adjustments had an insignificant effect on the annual and prior quarterly periods based on a quantitative and qualitative evaluation in relation to all affected periods and line items.

2011
(In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$824,463	$870,351	$722,764	$721,718
Cost of sales	688,058	715,520	640,300	647,902
Gross profit	136,405	154,831	82,464	73,816
Operating income (loss)	42,200	13,846	(10,395)	(11,911)
Net income (loss)	24,202	77,775	(28,826)	(16,315)

Net income (loss) per common share — basic	$0.53	$1.71	$(0.63)	$(0.36)
Net income (loss) per common share — diluted	0.52	1.68	(0.63)	(0.36)

Common stock market price:
High	$17.19	$16.09	$13.37	$9.60
Low	13.71	12.01	8.34	7.64

2010 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$808,329	$916,331	$729,706	$773,066
Cost of sales	706,336	738,090	630,436	690,242
Gross profit	101,993	178,241	99,270	82,824
Operating income (loss)	7,583	106,711	6,335	(12,969)
Income (loss) from continuing operations	(5,919)	94,642	(8,448)	(19,652)
Loss from discontinued operations, net of income tax	(3,268)	—	—	—
Net income (loss)	(9,187)	94,642	(8,448)	(19,652)
Net income (loss) per common share — basic:
Continuing operations	$(0.13)	$2.11	$(0.19)	$(0.43)
Discontinued operations	(0.07)	—	—	—
	$(0.20)	$2.11	$(0.19)	$(0.43)
Net income (loss) per common share — diluted:
Continuing operations	$(0.13)	$2.06	$(0.19)	$(0.43)
Discontinued operations	(0.07)	—	—	—
	$(0.20)	$2.06	$(0.19)	$(0.43)
Common stock market price:
High	$18.46	$16.85	$14.86	$14.59
Low	14.01	11.59	11.52	11.18

Chiquita Brands International, Inc.
SELECTED FINANCIAL DATA

	Year Ended December 31,
(In thousands, except per share amounts)	2011	2010	2009	2008	2007
FINANCIAL CONDITION
Working capital	$321,348	$396,707	$355,000	$320,759	$259,592
Capital expenditures	75,535	65,542	68,305	63,002	62,529
Total assets	1,937,959	2,067,146	2,044,826	1,988,185	2,384,239
Capitalization:
Short-term debt	16,774	20,169	17,607	10,495	5,177
Long-term debt	555,705	613,973	638,462	686,816	798,013
Shareholders’ equity	800,070	739,988	660,303	524,401	846,293
OPERATIONS
Net sales	$3,139,296	$3,227,432	$3,470,435	$3,609,371	$3,464,703
Operating income (loss)[1]	33,740	107,660	147,309	(281,117)	31,621
Income (loss) from continuing operations[1]	56,836	60,623	91,208	(330,159)	(45,690)
(Loss) income from discontinued operations, net of income tax	—	(3,268)	(717)	1,464	(3,351)
Net income (loss)[1]	56,836	57,355	90,491	(328,695)	(49,041)
SHARE DATA[2]
Shares used to calculate net income (loss) per common share – diluted	46,286	45,850	45,248	43,745	42,493
Net income (loss) per common share—diluted:
Continuing operations	$1.23	$1.32	$2.02	$(7.54)	$(1.14)
Discontinued operations	—	(0.07)	(0.02)	0.03	(0.08)
	$1.23	$1.25	$2.00	$(7.51)	$(1.22)
Dividends declared per common share	$—	$—	$—	$—	$—
Market price per common share:
High	$17.19	$18.46	$18.98	$25.77	$20.99
Low	7.64	11.18	4.41	8.58	12.50
End of period	8.34	14.02	18.04	14.78	18.39

[1]	Amounts presented for 2008 include a $375 million ($374 million after-tax) goodwill impairment charge in the Salads and Healthy Snacks segment.

[2]
Earnings available to common shareholders for the year ended December 31, 2007, used to calculate EPS are reduced by a deemed dividend to a minority shareholder in a subsidiary, resulting in an additional $0.06 net loss per common share.

See Note 20 to the Consolidated Financial Statements for information on acquisitions and divestitures. See Management’s Discussion and Analysis of Financial Condition and Results of Operations for information related to significant items affecting operating income (loss) for 2011, 2010 and 2009.